UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 28, 2020

On Deck Capital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36779	42-1709682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1400 Broadway, 25th Floor
New York, New York 10018
(Address of principal executive offices, including ZIP code)
(888) 269-4246
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.005 per share	ONDK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Matters.

As previously announced, on July 28, 2020, On Deck Capital, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Enova International, Inc., a Delaware corporation (“Enova”), and Energy Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Enova (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will be merged with and into the Company, with the Company surviving the merger as an indirect wholly owned subsidiary of Enova (the “Merger”).
Nine complaints have been filed against the Company and the individual members of the Company’s board of directors (the “Board”) in relation to the Merger: Doaty v. Breslow, et al., C.A. No. 2020-0763 (Del. Ch.) (the “Doaty Action”); Sabatini v. On Deck Capital, Inc., et al., Case No. 1:20-cv-01166-UNA (D. Del.) (the “Sabatini Action”); Senteno v. On Deck Capital, Inc., et al., Case No. 1:20-cv-01179-UNA (D. Del.) (the “Senteno Action”); Aboubih v. On Deck Capital, Inc., et al., Case No. 1:20-cv-07319 (S.D.N.Y.) (the “Aboubih Action”); Morrison v. On Deck Capital, Inc., et al., Index No. 654179/2020 (N.Y. Sup. Ct., N.Y. Cnty.) (the “Morrison Action”); Ward v. On Deck Capital, Inc., et al., Case No. 1:20-cv-07639 (S.D.N.Y.) (the “Ward Action”); Bushansky v. On Deck Capital, Inc., et al., Case No. 1:20-cv-02819 (D. Col.) (the “Bushansky Action”); Yap v. On Deck Capital, Inc., et al., Case No. 1:20-cv-02888 (D.Col) (the “Yap Action”); Heydel v. On Deck Capital, Inc., et al., Case No. 1:20-cv-04589 (E.D.N.Y.) (the “Heydel Action” and together with the Doaty Action, the Sabatini Action, the Senteno Action, the Aboubih Action, the Morrison Action, the Ward Action, the Bushansky Action, and the Yap Action, the “Actions”). The Doaty Action and the Morrison Action generally allege, among other things, that the members of the Board breached their fiduciary duties by entering into the Merger Agreement and the Board failed to disclose material information in a preliminary proxy statement/prospectus relating to the Merger included in a registration statement on Form S-4 filed by Enova with the Securities and Exchange Commission (the “SEC”) on August 25, 2020, the definitive version of which was filed by the Company with the SEC on September 8, 2020 and by Enova with the SEC on September 9, 2020 (the “Proxy Statement/Prospectus”). The Sabatini Action, the Senteno Action, the Aboubih Action, the Ward Action, the Bushansky Action, the Yap Action, and the Heydel Action allege, among other things, that the defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, and certain rules promulgated thereunder by omitting supposedly material information from the Proxy Statement/Prospectus. The Actions seek, among other things, an injunction against proceeding with the shareholder vote on the Merger or consummating the Merger absent corrective disclosures, and damages (in an unspecified amount), as well as expenses and attorneys’ fees.
The Company and Enova believe that the claims asserted in the Actions are without merit and that no supplemental disclosures are required under applicable law. However, in an effort to put the claims that were or could have been asserted to rest, to avoid nuisance, minimize costs and avoid potential transaction delays, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Proxy Statement/Prospectus as described in this Current Report on Form 8-K to address claims asserted in the Actions, and the plaintiffs in the Actions have agreed to voluntarily dismiss the Actions in light of, among other things, this supplemental disclosure. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. To the contrary, the Company and the other defendants specifically deny all allegations in the Actions that any additional disclosure was or is required and expressly maintain that, to the extent applicable, they have complied with their respective legal obligations.
Supplemental Disclosures
The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in, and should be read in conjunction with, the Proxy Statement/Prospectus, which should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement/Prospectus, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Proxy Statement/Prospectus. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement/Prospectus.
Background of the Merger
The disclosure under the heading “Background of the Merger” is hereby supplemented by amending and restating the entirety of the fourth paragraph on page 45 of the Proxy Statement/Prospectus as follows:
Starting in April 2020, OnDeck management commenced a review of potential financing options to secure additional liquidity and potentially replace the Corporate Line Facility and began contacting potential sources of alternative financing, including mezzanine debt. OnDeck contacted, or was contacted by, more than ten potential sources of mezzanine or alternative financing, and received pricing indications from four sources. The interest rates offered by those alternative financing sources ranged from 1-month LIBOR plus 900 basis points to 1,700 basis points (in addition to an upfront fee) and all but one required a significantly dilutive equity component.  The one proposal that did not include an equity component was at an interest rate of 1-month LIBOR plus 1,400 basis points to 1,700 basis points. Based on the initial term sheets proposed, OnDeck engaged in negotiations with each of the four potential sources of alternative financing.  As these negotiations progressed and COVID-19’s impact on the macro economy and OnDeck’s loan portfolio intensified, two of the four potential sources of alternative financing ceased to actively participate in negotiations. Discussions with the final two potential sources of alternative financing remained ongoing through the time that OnDeck and Enova entered into the merger agreement.  Throughout the Process, OnDeck management reported the status of such negotiations on a frequent and ongoing basis to the OnDeck Board for its deliberation in the context of OnDeck’s standalone plan, and the OnDeck Board considered the significant uncertainty of being able to reach agreement on alternative financing in its decision to enter into the merger agreement.

The disclosure under the heading “Background of the Merger” is hereby supplemented by adding the underlined language to the fourth sentence of the fifth paragraph on page 45 of the Proxy Statement/Prospectus:

All of the confidentiality agreements contained customary standstill provisions which included so-called “don’t ask, don’t waive” language, and that would automatically terminate upon the entry by OnDeck into a definitive acquisition agreement with a third party.

The disclosure under the heading “Background of the Merger” is hereby supplemented by adding the following sentence after the second sentence of the first full paragraph on page 51 of the Proxy Statement/Prospectus as follows:
During that discussion, OnDeck management provided an overview of the status of OnDeck’s restart to loan originations, which showed that loan originations through July 12, 2020 were tracking significantly below the Scenario 1 projections and below Scenario 2 projections for the second half of 2020.

Opinion of Evercore Group L.L.C.

The disclosure under the heading “The Merger - Opinion of Evercore Group L.L.C. - Summary of Evercore’s Financial Analyses - On Deck Analyses - Selected Public Company Trading Analysis” is hereby amended by deleting everything (including the tables) under this heading before the paragraph that begins “Based on the multiples it derived for the OnDeck selected companies…” on page 62 of the Proxy Statement/Prospectus, and replacing them with the paragraphs and the tables below:
Evercore reviewed and compared certain financial information of OnDeck to corresponding financial multiples and ratios for selected publicly traded specialty finance and FinTech lenders that were deemed by Evercore to be similar to OnDeck in one or more respects, including, without limitation, business model and business mix (for purposes of this section, the “OnDeck selected companies”).
For each of the OnDeck selected companies, Evercore calculated the closing price per share of the company’s common stock as of July 27, 2020 as a multiple of such company’s estimated earnings per share, or “EPS,” for calendar years 2020 and 2021, referred to below as 2020E EPS and 2021E EPS, respectively, and as a multiple of such company’s tangible book value per share as of March 31, 2020 (or most recently available), referred to below as “TBVPS.” Estimated financial data of the OnDeck selected companies were based on publicly available research analysts’ estimates.
The OnDeck selected companies and the results of these analyses were as follows:

Company	Financial Metric
	2020E EPS	2021E EPS	TBVPS
Specialty Finance Non-Bank - Consumer / Small & Midsized Businesses
Consumer Portfolio Services, Inc.	3.0x	5.1x	0.59x
Curo Group Holdings Corp.	5.5x	3.1x	NM
Elevate Credit, Inc.	9.7x	6.9x	0.53x
Enova International Inc.	6.1x	4.0x	2.52x
Newtek Business Services Corp.	12.7x	NM	1.21x
Regional Management Corp.	13.3x	5.6x	0.72x
World Acceptance Corporation	23.7x	12.3x	1.37x
Tech-Enabled Consumer Firms-Small and Medium Enterprise Lenders
Greensky, Inc.	NM	23.0x	NM
LendingClub Corporation	NM	NM	0.45x
Specialty Finance Banks-Consumer / Small and Midsized Businesses
Axos Financial, Inc.	7.4x	9.3x	1.17x
CIT Group Inc.	NM	7.9x	0.37x
Live Oak Bancshares, Inc.	NM	29.9x	1.18x
Marlin Business Services Corp.	NM	5.1x	0.48x
Medallion Financial Corp.	NM	3.9x	1.76x
Meta Financial Group, Inc.	6.8x	6.7x	1.38x
Small Capitalization Technology Firms for Small and Midsized Businesses
Blucora, Inc.	NM	21.9x	NM
GAIN Capital Holdings, Inc.	2.4x	6.1x	0.80x
Note: NM means not meaningful because multiples were below 0.0x or above 30.0x.

Financial Metric
	High	Low	Median
Specialty Finance Non-Bank-Consumer / Small & Midsized Businesses
2020E EPS	23.7x	3.0x	9.7x
2021E EPS	12.3x	3.1x	5.3x
TBVPS	2.52x	0.53x	0.96x
Tech-Enabled Consumer Firms-Small & Medium Enterprise Lenders
2020E EPS	NM	NM	NM
2021E EPS	23.0x	23.0x	23.0x
TBVPS	0.45x	0.45x	0.45x
Specialty Finance Banks-Consumer / Small & Midsized Businesses
2020E EPS	7.4x	6.8x	7.1x
2021E EPS	29.9x	3.9x	7.3x
TBVPS	1.76x	0.37x	1.18x
Small Capitalization Technology Firms for Small & Midsized Businesses
2020E EPS	2.4x	2.4x	2.4x
2021E EPS	21.9x	6.1x	14.0x
TBVPS	0.80x	0.80x	0.80x
Overall
2020E EPS	23.7x	2.4x	7.1x
2021E EPS	29.9x	3.1x	6.7x
TBVPS	2.52x	0.37x	0.99x
Note: NM means not meaningful because multiples were below 0.0x or above 30.0x.

The disclosure under the heading “The Merger - Opinion of Evercore Group L.L.C. - Summary of Evercore’s Financial Analysis - Enova Analyses - Selected Public Company Trading Analysis” is hereby amended by deleting everything (including the tables) under this heading before the paragraph that begins “Based on the multiples it derived for the Enova selected companies…” on page 66 of the Proxy Statement/Prospectus, and replacing them with the paragraphs and the tables below:
Evercore reviewed and compared certain financial information of Enova to corresponding financial multiples and ratios for selected publicly traded specialty finance, FinTech, and installment and pawn lenders that were deemed by Evercore to be similar to Enova in one or more respects, including, without limitation, business model and business mix (for purposes of this section, the “Enova selected companies”).
For each of the Enova selected companies, Evercore calculated the closing price per share of the company’s common stock as of July 27, 2020 as a multiple of such company’s estimated earnings per share, or “EPS,” for calendar years 2020 and 2021, referred to below as 2020E EPS and 2021E EPS, respectively, and as a multiple of such company’s tangible book value per share as of March 31, 2020 (or most recently available), referred to below as “TBVPS.” Estimated financial data of the Enova selected companies were based on publicly available research analysts’ estimates.
The Enova selected companies and the results of these analyses were as follows:

Company	Financial Metric
	2020E EPS	2021E EPS	TBVPS
Specialty Finance Non-Bank - Consumer / Small & Midsized Businesses
Consumer Portfolio Services, Inc.	3.0x	5.1x	0.59x
Curo Group Holdings Corp.	5.5x	3.1x	NM
Elevate Credit, Inc.	9.7x	6.9x	0.53x
Newtek Business Services Corp.	12.7x	NM	1.21x
Regional Management Corp.	13.3x	5.6x	0.72x
World Acceptance Corporation	23.7x	12.3x	1.37x
Tech-Enabled Consumer Firms - Small and Medium Enterprise Lenders
Greensky, Inc.	NM	23.0x	NM
LendingClub Corporation	NM	NM	0.45x
On Deck Capital, Inc.	NM	NM	0.22x
Specialty Finance Banks - Consumer / Small and Midsized Businesses
Axos Financial, Inc.	7.4x	9.3x	1.17x
CIT Group Inc.	NM	7.9x	0.37x
Live OakBancshares, Inc.	NM	29.9x	1.18x
Marlin Business Services Corp.	NM	5.1x	0.48x
Medallion Financial Corp.	NM	3.9x	1.76x
Meta Financial Group, Inc.	6.8x	6.7x	1.38x
Installment and Pawn Lenders
EZCORP, Inc.	NM	7.3x	0.87x
FirstCash, Inc.	21.1x	16.0x	11.33x
OneMain Holdings, Inc.	16.8x	6.3x	2.64x
Note: NM means not meaningful because multiples were below 0.0x or above 30.0x.

Financial Metric	High	Low	Median
Specialty Finance Non-Bank - Consumer / Small & Midsized Businesses
2020E EPS	23.7x	3.0x	11.2x
2021E EPS	12.3x	3.1x	5.6x
TBVPS	1.37x	0.53x	0.72x
Tech-Enabled Consumer Firms - Small & Medium Enterprise Lenders
2020E EPS	NM	NM	NM
2021E EPS	23.0x	23.0x	23.0x
TBVPS	0.45x	0.22x	0.34x
Specialty Finance Banks-Consumer / Small & Midsized Businesses
2020E EPS	7.4x	6.8x	7.1x
2021E EPS	29.9x	3.9x	7.3x
TBVPS	1.76x	0.37x	1.18x
Installment and Pawn Lenders
2020E EPS	21.1x	16.8x	18.9x
2021E EPS	16.0x	6.3x	7.3x
TBVPS	11.33x	0.87x	2.64x
Overall
2020E EPS	23.7x	3.0x	11.2x
2021E EPS	29.9x	3.1x	6.9x
TBVPS	11.33x	0.22x	1.02x
Note: NM means not meaningful because multiples were below 0.0x or above 30.0x.

Certain Unaudited Prospective Information
The disclosure under the heading “Certain Unaudited Prospective Information” is hereby supplemented by amending and restating the entirety of table set forth under the subheading “OnDeck Projections” on page 71 of the Proxy Statement/Prospectus as follows:
The following table presents a summary of the OnDeck Projections:

	2020E	2021E	2022E	2023E	2024E
(Dollars in millions)
Originations	$1,191	$1,780	$2,052	$2,257	$2,483
Net revenues(1)	101.3	149.6	191.4	215.8	240.0
Income (loss) from operations, before provision for income taxes	(71.3)	(21.4)	13.7	30.9	47.6
Net income (loss) attributable to On Deck Capital, Inc. common stockholders	(65.9)	(19.4)	11.4	25.9	27.6
Total Assets	787	899	1,077	1,225	1,351

The disclosure under the heading “Certain Unaudited Prospective Information” is hereby supplemented by adding the following paragraphs and table before the subheading titled “Enova Projections and OnDeck Adjusted Enova Projections” on page 71 of the Proxy Statement/Prospectus as follows:
Scenario 1
In connection with the OnDeck Board’s consideration of the merger and other strategic alternatives available to OnDeck, OnDeck management prepared certain unaudited financial projections regarding OnDeck’s future financial performance for the years 2020 through 2024 on a stand-alone basis, assuming OnDeck would continue as an independent company without giving effect to the merger, which is referred to herein as Scenario 1. Scenario 1 was provided to the OnDeck Board and to the potential counterparties involved in the Process. As further described in “The Merger-Background of the Merger” beginning on page 44 of this proxy statement/prospectus, (i) Evercore was not directed to, and did not, rely on Scenario 1 in connection with its financial analyses and opinion as described in the section titled “The Merger-Opinion of Evercore Group L.L.C.” beginning on page 58 of this proxy statement/prospectus and (ii) the OnDeck Board did not rely on Scenario 1 and determined that the OnDeck Projections were the appropriate set of projections to be utilized.
The following table presents a summary of Scenario 1:

	2020E	2021E	2022E	2023E	2024E
(Dollars in millions)
Originations	$1,399	$2,029	$2,186	$2,404	$2,644
Net revenues	97.8	183.3	213.7	232.6	258.8
Income (loss) from operations, before provision for income taxes	(74.9)	12.3	32.4	44.1	62.7
Net income (loss) attributable to On Deck Capital, Inc. common stockholders	(69.4)	14.3	30.1	25.9	32.6
Total Assets	872	989	1,151	1,305	1,441

Forward Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” regarding On Deck Capital, Inc. (“OnDeck”), Enova International, Inc. (“Enova”) or their respective management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects, which, in the case of OnDeck, are made in reliance on the “safe harbor” provisions within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, without limitation, those related to the combined company’s expected scale and offerings, ability to drive innovation and serve small businesses and consumers, create significant shareholder value opportunities, leverage complementary strengths, access capital, and accelerate growth. Forward-looking statements involve substantial risks, known and unknown, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to differ materially from future results expressed or implied by such forward-looking statements including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of OnDeck or Enova to terminate the merger agreement; the ability to meet closing conditions to the proposed merger on a timely basis or at all; the ability to obtain approval by OnDeck stockholders; difficulties and delays in integrating OnDeck’s and Enova’s businesses; risks that the proposed merger disrupts OnDeck’s or Enova’s current plans and operations; failing to realize anticipated synergies, cost savings and other anticipated benefits of the proposed merger when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger; the risk that unexpected costs will be incurred; the ability of OnDeck or Enova to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the value of the Enova common stock to be issued in connection with the proposed merger; the outcome of any legal proceedings that may be instituted against OnDeck, Enova or their respective directors and officers; changes in global, political, economic, business, competitive, market and regulatory forces; changes in laws and regulations or the interpretation or enforcement thereof; changes in rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond OnDeck’s and Enova’s control. These and other risks, uncertainties, assumptions and other factors may be amplified or made more uncertain by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts OnDeck’s and Enova’s businesses, operations and financial results, including (without limitation) the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions taken to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements generally relate to future events or OnDeck’s and Enova’s future financial or operating performance and include, without limitation, statements relating to the proposed merger and the potential impact of the COVID-19 outbreak on OnDeck’s and Enova’s businesses and operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “contemplates,” “could,” “seeks,” “estimates,” “intends,” “targets”, “expects”, “allows”, “enables”, “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.
While forward-looking statements are OnDeck’s and Enova’s current predictions at the time they are made, you should not rely upon them. Forward-looking statements represent OnDeck’s and Enova’s management’s beliefs and assumptions only as of the date of this communication, unless otherwise indicated, and there is no implication that the information contained in this communication is made subsequent to such date. For additional information concerning factors that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, please refer to (1) the cautionary statements and risk factors included in OnDeck’s filings with the SEC, including OnDeck’s Annual Report on Form 10-K filed with the SEC on February 28, 2020, OnDeck’s Quarterly Report on Form 10-Q filed with the SEC on May 11, 2020, OnDeck’s Quarterly Report on Form 10-Q filed with the SEC on August 7, 2020, OnDeck’s definitive proxy statement on Schedule 14A for the special meeting of OnDeck stockholders filed with the SEC on September 8, 2020 and any further disclosures OnDeck makes in Current Reports on Form 8-K. OnDeck’s SEC filings are available electronically on OnDeck’s investor website at investors.OnDeck.com or the SEC’s website at www.sec.gov and (2) the cautionary statements and risk factors included in Enova’s filings with the SEC, including Enova’s

Annual Report on Form 10-K filed with the SEC on February 27, 2020, Enova’s Quarterly Report on Form 10-Q filed with the SEC on May 5, 2020, Enova’s Quarterly Report on Form 10-Q filed with the SEC on July 29, 2020, Enova’s Registration Statement on Form S-4, as amended, filed with the SEC on September 4, 2020 and any further disclosures Enova makes in Current Reports on Form 8-K. Enova’s SEC filings are available electronically on Enova’s investor website at ir.Enova.com or the SEC’s website at www.sec.gov.
OnDeck and Enova assume no obligation to update these forward-looking statements or this communication, or to update, supplement or correct the information set forth in this communication. All subsequent written and oral forward-looking statements attributable to OnDeck, Enova or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.
Additional Information and Where to Find It
In connection with the proposed merger, Enova has filed with the SEC a registration statement on Form S-4 to register the shares to be issued in connection with the proposed merger. The registration statement includes a proxy statement of OnDeck / prospectus of Enova which has been sent to the stockholders of OnDeck seeking their approval of the respective merger-related proposals. STOCKHOLDERS OF ONDECK ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONDECK, ENOVA AND THE PROPOSED MERGER.
Investors and security holders may obtain copies of these documents and any other documents filed with or furnished to the SEC by OnDeck or Enova free of charge through the website maintained by the SEC at www.sec.gov, from OnDeck at its website investors.OnDeck.com, or from Enova at its website ir.Enova.com.
Participants in the Solicitation
OnDeck, Enova and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from OnDeck stockholders in respect of the proposed merger under the rules of the SEC. Information about OnDeck’s directors and executive officers is available in OnDeck’s definitive proxy statement on Schedule 14A for the special meeting of OnDeck stockholders filed with the SEC on September 8, 2020. To the extent holdings of OnDeck securities by directors or executive officers of OnDeck have changed since the amounts contained in the definitive proxy statement for the special meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge from the sources indicated above, and from OnDeck by going to its investor relations page on its corporate website at investors.OnDeck.com. Information about Enova’s directors and executive officers and a description of their interests are set forth in Enova’s 2019 Annual Report, which may be obtained free of charge from Enova’s website, ir.enova.com. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and will be contained in other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from OnDeck and Enova using the sources indicated above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2020	On Deck Capital, Inc.

/s/ Cory Kampfer
Cory Kampfer Chief Operations Officer, General Counsel and Secretary